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                                                                   Exhibit 10.27

                              ALFACELL CORPORATION
                             PURCHASE AGREEMENT FOR
                                  COMMON STOCK



Alfacell Corporation
225 Belleville Avenue
Bloomfield, New Jersey  07003

Attention:   Kuslima Shogen, Chairman
                     and Chief Executive Officer

Dear Ms. Shogen:

         The undersigned acknowledges that there is no minimum proceeds requirement for the closing of this Offering, the Company may close only on the undersigned's investment and such investment may be inadequate to meet the Company's cash requirements. The Company intends to utilize the proceeds of this offering for general corporate purposes.

         The undersigned hereby subscribes to purchase 112,000 shares of Common Stock, $.001 par value per share (the "Shares") of Alfacell Corporation, a Delaware corporation (the "Company") at a cost of $4.50 per share. The Shares are being sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"). The undersigned tenders herewith $504,000 in full payment of the purchase price for the 112,000 Shares to which the undersigned subscribes (in the manner indicated on the signature page hereof).

         The undersigned understands that the right to transfer all or any part of the Shares (hereinafter sometimes collectively referred to as the
"Securities") will be restricted. The undersigned may not transfer the Securities unless they are registered under the Act and applicable state securities or "blue sky" laws, or an exemption from such registration is available. The undersigned recognizes that the Company shall have no obligation to register the Securities, except as set forth herein.

The undersigned hereby represents, warrants and covenant that:

         1. The undersigned is acquiring the Shares for the undersigned's own account for investment and not with a view towards distribution. The undersigned will not sell, hypothecate, transfer or otherwise dispose of the Securities, unless such transaction has been registered under the Act or, in the opinion of counsel for the Company, an exemption from registration is available.

     2. (i) Please check here if the representation contained in this paragraph 2(i) is applicable to the undersigned _____________. (A) If an individual, (a) the undersigned's individual net worth or joint net worth with the undersigned's spouse exceeds $1,000,000 as of


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the date hereof, or (b) the  undersigned's  individual income has been in excess of $200,000 in each of 1995 and 1994 and is expected to be in excess of $200,000 in 1996, or (c) the undersigned's joint income with the undersigned's spouse has been in excess of $300,000 in each of 1995 and 1994 and is expected to be in excess of $300,000 in 1996; or (B) if a corporation, partnership, or other entity, the foregoing representation applies to all of the equity owners of the corporation, partnership, or entity.

                  (ii) If a corporation, partnership, or other entity, was such a corporation, partnership , or other entity formed for the specific purpose of acquiring the Shares?______Yes_____No

     (iii) If the answer to 2(ii) is yes, how many equity owners does the corporation partnership or entity have?_______

         3. Whether or not the representation contained in paragraph 2(i) is applicable to the undersigned, the undersigned has adequate means of providing for the undersigned's current needs and possible contingencies and has no need for liquidity of the Shares. The undersigned's overall commitment to investments is not disproportionate to the undersigned's net worth, and acquisition of the Shares will not cause such overall commitment to become excessive. Prior to the execution hereof, the undersigned has received and had the opportunity to review, examine and read all documents, records and books pertaining to this investment, including the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1996, the Company's Quarterly Reports on Form 10-QSB for each of the two quarterly periods subsequent to the fiscal year ended July 31, 1996 and a copy of the Company's Proxy Statement as distributed to its stockholders in connection with the annual meeting of stockholders which was held on November 21, 1996 (collectively, the "Disclosure Documents").

         4. The undersigned is knowledgeable and experienced in financial and business matters. The undersigned recognizes and is fully cognizant of the fact that the investment contemplated hereby involves a high degree of risk. The undersigned is able to evaluate the merits and risks of an investment in the Shares. The undersigned has been given an opportunity to ask questions of, and receive answers and obtain information from, representatives of the Company concerning the Company.

         5. The undersigned has been given no oral or written representations or assurances by the Company or any other person acting or purporting to act on behalf of the Company in connection with the acquisition of the Shares, in each case except as provided herein or in the Disclosure Documents.

         6. The undersigned understands and specifically acknowledges and agrees that since the Shares have not been registered under the Act, the certificates representing the Securities will bear a legend to such effect and a stop transfer order will be placed on the Securities in the Company's transfer books.


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         7. By its  acceptance  hereof,  the Company hereby agrees that no later than July 31, 1997, the Company shall use its best efforts to file a registration statement (the "Registration Statement") under the Act to register the resale of the Shares. The Company further agrees to use its best efforts to cause such Registration Statement to become effective.

                  In connection with the Registration Statement, the undersigned shall provide the Company, from time to time, as reasonably requested by the Company, written information concerning its ownership of the Company's Shares, their intentions concerning the sale of its Shares and such other matters as are required in order to enable the Company to prepare, file and obtain the effectiveness of such Registration Statement. Notwithstanding any of the foregoing, the Company shall not be required to maintain the effectiveness of the Registration Statement for more than three (3) years after the initial effective date thereof.

                  In connection with any such registration of Shares, the Company shall supply a reasonable number or prospectuses to the undersigned, use its best efforts to qualify the Shares for sale in the states of New York and New Jersey and furnish indemnification in the manner set forth below.

                  The Company shall bear the entire cost and expense of any such Registration hereunder. Notwithstanding the foregoing, the undersigned shall bear the fees of all persons retained by it, such as counsel and accountants, and any transfer taxes or underwriting discounts or commissions applicable to the Shares sold by it pursuant to the Registration Statement.

                  The Company shall indemnify and hold harmless each holder of Shares that are registered pursuant to the Registration Statement and each underwriter, within the meaning of the Act, who may purchase from or sell for any such holder any such Shares and each person, if any, who controls any such holder or underwriter within the meaning of the Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or any prospectus included therein required to be filed or furnished in connection therewith or caused by any omission to state therein a material fact required to be stated therein in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by such holder or underwriter expressly for use therein; provided, however, that such holder or underwriter shall indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any Registration Statement or any post-effective amendment thereto or any prospectus included therein required to be filed or furnished pursuant thereto or caused by any omission to state therein a material fact required to be stated therein in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, insofar as such losses, claims, damages or liabilities are caused

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by any untrue statement or omission based upon information  furnished in writing to the Company by any such holder or underwriter expressly for use therein.

         If the indemnification provided for herein from either the holder of the Shares or the Company is unavailable to an indemnified party (the "Indemnitee") hereunder in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to herein, then the party responsible for such indemnification (the "Indemnitor"), in lieu of indemnifying the Indemnitee, shall contribute to the amount paid or payable by the Indemnitee as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnitor and Indemnitee in connection with the actions which resulted in such losses, claims, damages or liabilities (including legal or other fees and expenses reasonably incurred in connection with any investigation or proceeding) as well as any other equitable considerations.

         If indemnification is available, the Indemnitor shall indemnify each Indemnitee to the full extent provided for herein without regard to the relative fault of the Indemnitor, the Indemnitee or any other equitable consideration provided for hereunder.

         After the Registration Statement becomes effective and in connection with the sale of the Shares under such Registration Statement, the undersigned shall take such steps as may be necessary to ensure that the offer and sale thereof are in compliance with the requirements of the federal securities laws, including, but not limited to, compliance with the anti-manipulation requirements of the Securities Exchange Act of 1934, as amended.

         By its acceptance hereof, the Company hereby acknowledges that the foregoing accurately reflects its understanding concerning the transaction contemplated hereby.

                                                     Very truly yours,


                                                      /s/ CHARLES MUNIZ
                                                      -----------------
                                                           (Signature)


                                                   Charles Muniz, Vice President
                                                       Please type or print name
                                                       (and title if applicable)


                                                     Name  &   Address   (as  it
                                                     should       appear      on
                                                     certificates):

                                                   Digital Creations Inc.
                                                    P.O. Box 1059

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                                                   Alpine, New Jersey 07620
                                                          22-2863771
                                                       Social Security Number or
                                                  Taxpayer Identification Number

                                              (H)               (W)201-784-4444
                                                        Telephone Numbers

                                                                          3-3-97
                                                                      As of date

                                                                         112,000
                                                                Number of Shares

                                                                         504,000
                                                          Amount of Subscription
                                                                  (U.S. Dollars)

ACCEPTED AND AGREED:                        Deliver to Address:  (if
ALFACELL CORPORATION                        different from above)

                                                       -------------------------

/s/ KUSLIMA SHOGEN                                     _________________________
------------------
Name:   Kuslima Shogen
Title: Chairman and CEO